Exhibit 32.1
CERTIFICATION OF PERIODIC REPORT
I, Jason N. Ader, Chief Executive Officer of Global Consumer Acquisition Corp. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Jason N. Ader
	Name:	Jason N. Ader
	Title:	Chief Executive Officer

Date: March 16, 2009